SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is March 29, 2018.

MFS® Global Real Estate Fund

Effective immediately, the following is added as the last paragraph in the sub-section entitled "Real Estate-Related Investment Risk" beneath the sub-heading entitled "Principal Risks" under the main heading entitled "Investment Objective, Strategies, and Risks":
Starting in 2018, non-corporate taxpayers are permitted to deduct a portion of any amounts received from a REIT that are "qualified REIT dividends." Subject to any future regulatory guidance to the contrary, this deduction is ostensibly not available in respect of such amounts paid by a REIT to a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended, and distributed by the RIC to its shareholders. As a result, a non-corporate shareholder may be subject to a higher effective tax rate on any such amounts received from the fund compared to the effective rate applicable to any qualified REIT dividends a shareholder would receive if the shareholder invested directly in a REIT.

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